                                                                      Exhibit 21

                              LIST OF SUBSIDIARIES



                                                                    Percentage of
                                                                    Voting Stock
                                         Jurisdiction                Owned by the
                                              of                      Company or
  Name                                   Incorporation             Other Subsidiary
  ----                                   -------------             ----------------
Industrias Universales                                                  100%
   Unidas de Mexico, S.A.                Tijuana, Mexico          owned by Company

Suoftec Light Metal Products B.V.        Netherlands                    100%
                                                                  owned by Company

Suoftec Light Metal Products             Hungary                        50%
Production & Distribution Ltd                                     owned by Suoftec Light
                                                                    Metal Products B.V.

Superior Engineered                                                     100%
   Technologies, Inc.                    Delaware, U.S.A.         owned by Company

Superior Industries                                                     100%
   de Mexico S.A. de C.V.                Chihuahua, Mexico         owned by Company

Superior Industries International                                       100%
   Distribution Corporation              California, U.S.A.       owned by Company

Superior Industries International -                                     100%
   Arkansas, Inc.                        Arkansas, U.S.A.         owned by Company

Superior Industries International -                                     100%
   California, Inc.                      California, U.S.A.       owned by Company

Superior Industries International -                                     100%
   Kansas, Inc.                          Kansas, U.S.A.           owned by Company

Superior Industries International -                                     100%
   Michigan, Inc.                        Michigan, U.S.A.         owned by Company

Superior Industries International -                                     100%
   Tennessee, Inc.                       Tennessee, U.S.A.        owned by Company


                                                                      Exhibit 21



                              LIST OF SUBSIDIARIES
                                   (Continued)



                                                                    Percentage of
                                                                    Voting Stock
                                          Jurisdiction               Owned by the
                                              of                      Company or
  Name                                   Incorporation             Other Subsidiary
  ----                                   -------------             ----------------
Superior Industries Management                                          100%
   Corporation                           California, U.S.A.       owned by Company

Superior Industries                                                     100%
   International - P.R. Inc.             Delaware, U.S.A.         owned by Company

Superior Industries V.I., Inc.           Virgin Islands                 100%
                                                                  owned by Company

Topy-Superior Limited                    Tokyo, Japan                    50%
                                                                  owned by Company

Superior Industries                                                     100%
   International Leasing Corp.           Delaware, U.S.A.         owned by Company

Superior Performance Products Inc.       Canada                         100%
                                                                  owned by Company

Suinco Assurance Ltd.                    Bermuda                        100%
                                                                  owned by Company

Superior Astechnology Inc.               Delaware, USA                  100%
                                                                  owned by Company

Superior - Ideal Inc.                    Delaware, USA                  100%
                                                                  owned by Company